UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: May 23, 2010

(Date of earliest event reported)

Sterling Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 North Wall Street, Spokane, Washington 99201

(Address of Principal Executive Offices and Zip Code)

(509) 458-3711

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2010, Sterling Financial Corporation (“Sterling”) entered into an agreement with Thomas H. Lee Partners, L.P., on behalf of its affiliated funds (“THL”) and Warburg Pincus Private Equity, X, L.P. (“Warburg Pincus”) such that, upon receiving the approval of the U.S. Department of Treasury (“Treasury”), THL agreed to adjust its proposed investment in Sterling to approximately $139 million and Warburg Pincus agreed to invest in Sterling an amount equal to the THL investment on terms substantially the same as THL’s previously announced proposed investment in Sterling.

Following receipt of Treasury approval of the foregoing under the terms of Treasury’s existing exchange agreement with Sterling, Sterling entered into the Second Amended and Restated Investment Agreement with THL (the “Second Amended THL Agreement”) that adjusted THL’s proposed investment in Sterling to approximately $139 million and into an Investment Agreement with Warburg Pincus (the “WP Agreement”) for an investment in Sterling of an amount equal to the THL investment. If the recapitalization transactions contemplated by these agreements are completed, THL would own 20.5 percent of Sterling, calculated in accordance with Federal Reserve guidelines on an as-converted basis and after giving effect to the exercise of its warrants. Warburg Pincus would also own 20.5 percent of Sterling calculated on the same basis above.

Sterling’s investment agreement with THL dated April 29, 2010 and as amended on May 5, 2010 is described in and filed as exhibits to the Company’s Form 10-Q filed on May 3, 2010 and Form 8-K filed on May 6, 2010. Sterling’s agreement with Treasury dated April 29, 2010 is described in and filed as an exhibit to the Company’s Form 10-Q filed on May 3, 2010. The Second Amended THL Agreement filed herewith reflects the adjusted size of the THL investment and certain other matters relating to the transaction. The terms of the WP Investment Agreement filed herewith are substantially the same as those of the Second Amended THL Agreement.

The foregoing descriptions of the Second Amended THL Agreement and WP Agreement do not purport to be complete and are qualified in their entirety by reference to the complete copy of the documents attached hereto as exhibits.

Item 3.02	Unregistered Sale of Equity Securities.

Sterling entered into the Second Amended THL Agreement and the WP Agreement providing for the sale of approximately $139 million of Common Stock, Series B Stock and warrants to each of THL and Warburg Pincus, respectively, as described above under Item 1.01. The terms of the securities are described above under Item 1.01. The securities will be issued to THL and Warburg Pincus in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are not historical facts and that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling’s plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts and pertain to Sterling’s future operating results. When used in this release, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling’s control. These include but are not limited to: Sterling’s ability to complete the transactions described above, other contemplated capital raises and other aspects of its recapitalization and recovery plans; Sterling’s ability to maintain adequate liquidity and its viability as a going concern; the possibility of continued adverse economic developments that may, among other things, increase default and delinquency risks in Sterling’s loan portfolios; shifts in interest rates that may result in lower interest rate margins; shifts in the demand for Sterling’s loan and other products; changes in accounting policies; changes in the monetary and fiscal policies of the federal government; changes in laws, regulations and the competitive environment; and Sterling’s ability to comply with regulatory actions. Other factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements may be found under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Sterling’s Annual Report on Form 10-K, as updated periodically in Sterling’s filings with the Securities and Exchange Commission. Unless legally required, Sterling disclaims any obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Investment Agreement, dated as of May 25, 2010, between Sterling Financial Corporation and Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P. and Thomas H. Lee Parallel (DT) Fund VI, L.P. (including, as exhibits, the form of Articles of Amendment to the Restated Articles of Incorporation (Convertible Participating Voting Preferred Stock, Series B), form of Warrant and form of Articles of Amendment to the Restated Articles of Incorporation (Common Stock)).

10.2	Investment Agreement, dated as of May 25, 2010, between Sterling Financial Corporation and Warburg Pincus Private Equity X, L.P. (including, as exhibits, the form of Articles of Amendment to the Restated Articles of Incorporation (Convertible Participating Voting Preferred Stock, Series B), form of Warrant and form of Articles of Amendment to the Restated Articles of Incorporation (Common Stock)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

Date: May 27, 2010	By:	/S/ DANIEL G. BYRNE
	Name:	Daniel G. Byrne
	Title:	Executive Vice President, Assistant Secretary and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Investment Agreement, dated as of May 25, 2010, between Sterling Financial Corporation and Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P. and Thomas H. Lee Parallel (DT) Fund VI, L.P. (including, as exhibits, the form of Articles of Amendment to the Restated Articles of Incorporation (Convertible Participating Voting Preferred Stock, Series B), form of Warrant and form of Articles of Amendment to the Restated Articles of Incorporation (Common Stock)).

10.2	Investment Agreement, dated as of May 25, 2010, between Sterling Financial Corporation and Warburg Pincus Private Equity X, L.P. (including, as exhibits, the form of Articles of Amendment to the Restated Articles of Incorporation (Convertible Participating Voting Preferred Stock, Series B), form of Warrant and form of Articles of Amendment to the Restated Articles of Incorporation (Common Stock)).